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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 22, 2004


                           WESCO INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                         001-14989              25-1723342
----------------------------           --------------      -------------------
(State or other jurisdiction            (Commission           (IRS Employer
     of incorporation)                  File Number)       Identification No.)

              225 West Station Square Drive, Suite 700
                       Pittsburgh, Pennsylvania                     15219
     -------------------------------------------------------     ------------
               (Address of principal executive offices)           (Zip code)


Registrant's telephone number, including area code:  (412) 454-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 8.01.  Other Events

     On December 22, 2004, WESCO International, Inc. (the "Company") closed its public offering of 10,000,000 shares of its common stock, par value $.01 per share ("Common Stock"), including 6,000,000 shares of Common Stock sold by certain of the Company's existing stockholders, pursuant to the Underwriting Agreement dated December 16, 2004 by and among the Company, certain selling stockholders and Goldman, Sachs & Co. and Lehman Brothers Inc., as representatives of the underwriters listed in Schedule II thereto (the "Underwriters"), at a price of $26.25 per share. The offering was made pursuant to a registration statement on Form S-3 (File No. 333-119909), including a related Prospectus dated December 6, 2004, as supplemented by a Prospectus Supplement dated December 16, 2004.

        The Underwriting Agreement dated December 16, 2004 relating to the offering is filed herewith as Exhibit 1.1. The opinion of Kirkpatrick & Lockhart LLP regarding the validity of the common stock sold by the Company in the offering is filed herewith as Exhibit 5.1.


Item 9.01. Financial Statements and Exhibits

        (c)    Exhibits

               Exhibit 1.1 Underwriting Agreement dated December 16, 2004 by and among the Company, certain selling stockholders and Goldman, Sachs & Co. and Lehman Brothers Inc., as Representatives of the Underwriters (filed herewith).

               Exhibit 5.1 Opinion of Kirkpatrick & Lockhart LLP (filed herewith).

               Exhibit 23.1   Consent of Kirkpatrick & Lockhart LLP (included in
                              Exhibit 5.1)
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WESCO INTERNATIONAL, INC.


                                       By: /s/ Stephen A. Van Oss
                                          -----------------------
                                         Stephen A. Van Oss
                                         Senior Vice President and Chief
                                         Financial and Administrative Officer

Dated:  December 22, 2004